 Exhibit 10.23

GUARANTY

THIS GUARANTY (this "Guaranty"), is made and entered into as of December 28, 2017, by the parties below ("Guarantor"), to and for the benefit of STADSC, LLC, and its successors and/or assigns ("Lender"). All initially-capitalized terms used herein without definition shall have the meanings given such terms in that certain Line of Credit Note (together with all modifications, extensions, renewals and replacements thereof, the "Note") of even date herewith, in the amount of Two Million Seven Hundred Forty-Five Thousand Seven Hundred Ninety-Seven and 00/100 Dollars ($2,745,797.00), made payable by MANUSCRIPT PRODUCTIONS, LLC, an Arizona limited liability company, and MJW MEDIA, INC, a Delaware corporation (collectively, "Borrower"), to the order of Lender.

1. Guaranteed Obligations. In order to induce Lender to loan to Borrower the sum of Two Million Seven Hundred Forty-Five Thousand Seven Hundred Ninety-Seven and 00/100 Dollars ($2,745,797.00) (the "Loan"), evidenced by the Note, the undersigned hereby unconditionally and irrevocably guarantees to Lender and to its successors, endorsees and/or assigns the full and prompt payment when due, by acceleration or otherwise, of all amounts owing by Borrower to Lender under the Note, the Loan Agreement (as referenced in the Note) and the Security Instruments (as defined in the Note), including without limitation, all stated and additional interest under the Note including interest at the Monthly Interest Rate (sometimes referenced as the "Loan Documents"). The obligations guaranteed pursuant to this Section 1 are hereinafter referred to as the "Guaranteed Obligations".

2. Continuing Liability. Guarantor agrees as follows:

a. Guarantor shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect notwithstanding: (i) any modification, agreement or stipulation between Borrower and Lender, or their respective successors and assigns, with respect to the Note or any of the other Loan Documents or the obligations encompassed thereby; (ii) Lender's waiver of or failure to enforce any of the terms, covenants or conditions contained in the Loan Documents or in any modification thereof; (iii) any release of Borrower or any other guarantor from any liability with respect to the Guaranteed Obligations or any portion thereof; (iv) any release or subordination of any real or personal property then held by Lender as security for the performance of the Guaranteed Obligations or any portion thereof; or (v) Lender's enforcement of or failure to enforce any other guaranty of all or any portion of the Guaranteed Obligations.

b. Guarantor's liability under this Guaranty shall continue until the earlier to occur of: (i) the full and complete satisfaction of the Guaranteed Obligations; or (ii) the full payment of the principal and all accrued interest due under the Note and all other amounts payable by Borrower under the Loan Documents, and shall not be reduced by virtue of any partial payment by Borrower of any amount due under the Note or under any of the Loan Documents or by Lender's recourse to any collateral or security.

c. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of the Guaranteed Obligations and/or any obligations of the Borrower or any other persons or entities heretofore given or hereafter to be given to Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of Guarantor to Lender shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by Guarantor to Lender.

3. Representations and Warranties. Guarantor hereby represents and warrants as follows:

a. Lender's agreement to make the Loan to Borrower is of substantial and material benefit to Guarantor. Guarantor now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Loan Documents or referred to therein, the value of the assets owned or to be acquired by Borrower, Borrower's financial status and its ability to perform the Guaranteed Obligations.

b. Guarantor has reviewed and approved the Loan Documents and is fully informed of the remedies Lender may pursue, with or without notice to Borrower, in the event of a default under the Loan Documents.

c. The execution, delivery and performance by Guarantor of this Guaranty are within the power and capacity of Guarantor, and will not violate any provision of law, any order of any court or agency of government, or any indenture, agreement or any other instrument to which Guarantor is a party or by which Guarantor or its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the Loan Documents. This Guaranty, when delivered to Lender, will constitute a legal, valid and binding obligation enforceable against Guarantor in accordance with its terms.

d. All financial statements and data that have been given to Lender by Guarantor (i) are complete and correct in all material respects as of the date given; (ii) accurately present the financial condition of Guarantor on each date as of which, and the results of Guarantor's operations for the periods for which, the same have been furnished; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby. There has been no material adverse change in the financial condition or operations of Guarantor since the date of the most recent financial statement given to Lender.

e. There is not now pending against or affecting Guarantor, nor to the knowledge of Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any governmental or administrative agency that, if adversely determined, would materially and adversely impair or affect the financial condition or operations of Guarantor.

4. Unconditional Liability. The liability of Guarantor under this Guaranty is a guaranty of performance and not of collectability, and is not conditional or contingent upon the genuineness, validity, regularity or enforceability of the Loan Documents or other instruments relating to the creation or performance of the Guaranteed Obligations or the pursuit by Lender of any remedies which it now has or may hereafter have with respect thereto under the Loan Documents, at law, in equity or otherwise.

5. Waivers.

a. Guarantor hereby waives, to the extent permitted by law: (i) all notices to Guarantor, to Borrower or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension or modification of the Guaranteed Obligations, or of default in the performance of the Guaranteed Obligations (or any portion thereof) and enforcement of any right or remedy with respect thereto or notice of any other matters relating thereto; (ii) diligence and demand of performance; (iii) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (iv) any rights Guarantor might otherwise have under any applicable statute or rule of law by reason of release of fewer than all guarantors, if more than one, of the Guaranteed Obligations; and (v) all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Lender may enforce this Guaranty upon the occurrence of a default or an event of default under the Note or any of the Loan Documents (as "Event of Default" is defined therein), notwithstanding the existence of any dispute between Borrower and Lender with respect to the existence of the Event of Default or performance of the Guaranteed Obligations (or any portion thereof) or any counterclaim, set-off or other claim which Borrower may allege against Lender with respect thereto. Moreover, Guarantor agrees that its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

b. Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any right and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of the Security Instrument with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, and notwithstanding any enforcement of any other guaranty, Guarantor shall remain bound under this Guaranty.

c. Guarantor agrees that it shall have no right of subrogation against Borrower or against any collateral or security provided for in the Loan Documents unless and until the Guaranteed Obligations have been fully satisfied, all obligations owed to Lender under the Loan Documents have been fully performed and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against such collateral or security shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have in such collateral or security. Lender may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights that Guarantor may have, and upon any disposition or sale, any rights of subrogation Guarantor may have shall terminate.

d. Guarantor's sole right with respect to any foreclosure of real or personal property collateral shall be to cure, bid at such sale or redeem from sale in accordance with applicable statutory law of the State of Arizona. Guarantor acknowledges and agrees that Lender may also bid at any such sale and in the event such collateral is sold to Lender in whole or partial satisfaction of the obligations owed to Lender, Guarantor shall not have any further right or interest with respect thereto. Notwithstanding anything to the contrary herein, no provision of this Guaranty shall be deemed to limit, decrease, or in any way to diminish any rights of set-off Lender may have with respect to any cash, cash equivalents, certificates of deposit, notes or the like which may now or hereafter be put on deposit with Lender by Borrower or by Guarantor. Upon the occurrence and during the continuance of any Event of Default under any of the Loan Documents, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Lender agrees promptly to notify Guarantor after any set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or this Guaranty. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights to set-off) which Lender may have.

e. Guarantor waives all right and defenses that Guarantor may have:

i. Lender may collect from Guarantor without first foreclosing on any collateral pledged by Borrower.

ii. If Lender forecloses on any collateral pledged by Borrower:

1. The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

2. Lender may collect from Guarantor even if Lender, by foreclosing on the collateral, has destroyed any right Guarantor may have to collect from Borrower.

6. Direct Enforcement. Guarantor agrees that Lender may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral securing the Guaranteed Obligations, without the necessity of proceeding against any other guarantor (whether under this Guaranty or any other guaranty), and without the necessity of proceeding against Borrower. Guarantor hereby waives the right to require Lender to proceed against Borrower, to foreclose any lien on any real or personal property securing the Guaranteed Obligations, to exercise any right or remedy under the Loan Documents, to pursue any other remedy or to enforce any other right.

7. Not Affected by Bankruptcy. Notwithstanding any modification, discharge or extension of the Guaranteed Obligations or any amendment, modification, stay or cure of Lender's rights which may occur in any bankruptcy or reorganization case or proceeding concerning Borrower, whether permanent or temporary, and whether assented to by Lender, Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Guaranteed Obligations and discharge its other obligations in accordance with the terms of the Guaranteed Obligations and the terms of this Guaranty in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. Without in any way limiting the generality of the foregoing, any subsequent modification of the Guaranteed Obligations in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Obligations in accordance with their original terms.

8. Survival of Representations and Certain Agreements. All agreements, indemnities, representations and warranties made herein shall survive the execution and delivery of this Guaranty, the making of the Loan and the execution and delivery of the Note. All representations and warranties made in this Guaranty shall further survive any and all investigations and inquiries made by Lender, shall remain true, correct and complete in all material respects and shall remain continuing obligations so long as any portion of the Guaranteed Obligations remains outstanding or unsatisfied. Notwithstanding anything in this Guaranty or implied by law to the contrary, any indemnities made by Guarantor herein shall survive the payment of the Loan, the satisfaction of the Guaranteed Obligations and/or the termination of this Guaranty.

9. Partial Performance. Guarantor's performance of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for that portion of the Guaranteed Obligations which is not performed. Without in any way limiting the generality of the foregoing, in the event that Lender is awarded a judgment in any suit brought to enforce Guarantor's covenant to perform a portion of the Guaranteed Obligations, such judgment shall in no way be deemed to release Guarantor from its covenant to perform any portion of the Guaranteed Obligations which is not the subject of such suit.

10. Guaranty Reinstated. Guarantor agrees that to the extent Borrower makes a payment or a payment is made for or on behalf of Borrower to Lender, which payment, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law, common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or on behalf of Borrower.

11. No Third Party Beneficiaries. This Guaranty is solely for the benefit of Lender and its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including Borrower.

12. Successors and Assigns. Rules of Construction. This Guaranty shall be binding upon Guarantor and its heirs, executors, legal representatives, distributees, successors and assigns and shall inure to the benefit of and shall be enforceable by Lender and its successors, endorsees and assigns. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. Article and Section headings in this Guaranty and the other Loan Documents are included for convenience of reference only and shall not constitute a part of this Guaranty or such other Loan Documents for any other purpose or be given any substantive effect. The recitals to this Guaranty and to each of the other Loan Documents are incorporated herein and therein and made a part hereof and thereof.

13. Attorneys' Fees and Costs. In the event of any litigation regarding the enforcement or validity of this Guaranty (including, without limitation, any bankruptcy or appellate proceedings), Guarantor shall be obligated to pay all charges, costs and expenses (including attorneys' fees and costs) incurred by Lender, whether or not such litigation is prosecuted to judgment. The recovery of post judgment fees, costs and expenses are separate and several and shall survive the merger of this Guaranty into any judgment. As used herein, "attorneys' fees and costs" shall have the meaning given in the Security Instrument.

14. Venue. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTORS ARISING OUT OF OR RELATING TO THIS GUARANTY, THE SECURITY INSTRUMENTS, AND ALL OTHER LOAN DOCUMENTS SHALL BE INSTITUTED IN MARICOPA COUNTY, ARIZONA SUPERIOR COURT AND GUARANTORS WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF MARICOPA COUNTY, ARIZONA SUPERIOR COURT. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION OR PROCEEDING FOR ENFORCEMENT OF OR RECOVERY UNDER THE GUARANTIED OBLIGATION IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION(S) THAT LENDER MAY ELECT IN ITS SOLE AND ABSOLUTE DISCRETION, AND GUARANTORS WAIVE ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

15. Choice of Law. This Guaranty shall be governed by and construed and enforced exclusively in accordance with the laws of the State of Arizona without regard to conflicts of law principles. THE LAW OF THE STATE OF ARIZONA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF THIS GUARANTY, THE SECURITY INSTRUMENTS AND ALL OTHER LOAN DOCUMENTS AND THE DEBT. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTORS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE SECURITY INSTRUMENTS, AND ALL OTHER LOAN DOCUMENTS.

16. Severability. Every provision of this Guaranty is intended to be severable. In the event any term or provision herein, or the application thereof, is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof or any other application thereof, which terms and provisions shall remain in full force and effect.

17. Counterparts. This Guaranty may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Guaranty to physically form one document. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

18. Jury Trial Waiver. IN ORDER TO AVOID DELAYS IN TIME AND ANY PREJUDICE THAT MAY ARISE FROM TRIAL BY JURY AND IN LIGHT OF THE COMPLEXITIES OF THIS TRANSACTION, IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATING TO THIS GUARANTY, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS, AND/OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, THE NOTE, THE OTHER LOAN DOCUMENTS AND/OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTION RELATED HERETO OR THERETO, IN EACH CASE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, GUARANTOR, WITH THE PRIOR ADVICE OF COUNSEL, KNOWINGLY, INTELLIGENTLY, AND AS A BARGAINED FOR MATTER, WAIVES ITS RIGHT TO TRIAL BY JURY AND AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IN RESPECT TO SUCH LITIGATION SHALL BE DECIDED BY TRIAL TO THE COURT WITHOUT A JURY.

19. Entire Guaranty. This Guaranty sets forth the entire understanding between Guarantor and Lender relative to the Loan and this Guaranty and the same supersede all prior agreements and understandings relating to the subject matter hereof or thereof.

20. Time is of the Essence. Time is strictly of the essence of this Guaranty and the other Loan Documents.

21. Subordination of Borrower's Obligations to Guarantor. Any indebtedness of Borrower to any Guarantor, now or hereafter existing, together with any interest thereon, shall be and hereby is deferred, postponed and subordinated to the prior payment in full of the Loan. Further, Guarantor agrees that should such Guarantor receive any payment, satisfaction or security for any indebtedness owed by Borrower to it, the same shall be delivered to Lender in the form received (endorsed or assigned as may be appropriate) for application on account of, or as security for, the Loan and until so delivered to Lender, shall be held in trust for Lender as security for the Loan.

22. Lender Transferees. Guarantor acknowledges and agrees that Lender, without notice to Guarantor or any Guarantor's prior consent, may assign all or any portion of its rights hereunder.

23. Additional Provisions. It is Guarantor's intention that this Guaranty create the separate, independent and binding obligation of Guarantor to pay and perform each and all of the Guaranteed Obligations, regardless of whether or to what extent Borrower or any other person or entity may be obligated with respect thereto, and that such obligation of Guarantor be governed only by the express, bargained-for terms hereof. To the fullest extent allowable under Arizona law, each Guarantor hereby expressly waives all provisions of Arizona law (including without limitation those specifically referenced below) which might otherwise be construed, contrary to the terms of this Guaranty, to limit the liability of any Guarantor with respect to the Guaranteed Obligations, and hereby expressly agrees that no such provision of law shall be applicable to the obligations of any Guarantor created by this Guaranty. To that end, Guarantor expressly:

a. agrees to be and remain liable for the Guaranteed Obligations, and agrees that this Guaranty may be enforced (and judgment given hereon) at any time and independent of any other action or judgment, all regardless of whether, or when, a foreclosure or sale of any collateral is held or any other nonjudicial or judicial action to realize upon collateral, or against Borrower or any other person or entity obligated with respect to the Guaranteed Obligations, is commenced, maintained, concluded, continued or discontinued;

b. waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of A.R.S. § 12-1641 et seq., 44-141, 44-1 42 or 47-3605, Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules which might operate to limit Guarantor's liability under, or the enforcement of, this Guaranty; and

c. waives all rights of redemption Guarantor might otherwise have with respect to any collateral, whether by statute, by subrogation, or otherwise, including without limitation any rights under A.R.S. § 12-1281 through 12-1283.

The statutes and rules referred to above shall include any further statutes or rules amending, supplementing or supplanting same. The waivers and agreements contained herein are given by each Guarantor knowingly, intelligently and voluntarily, upon advice of counsel, to induce Lender to accept a lower interest rate on the Note and other Loan Document terms more favorable to Borrower and Guarantor than would be acceptable to Lender in the absence thereof, and accordingly are intended to be broadly and liberally construed in favor of Lender and any other beneficiaries of this Guaranty.

24. Business Purposes. The proceeds of the Note and the Loan are used for business purposes and not for consumer, personal or family purposes.

25. Supplemental Guaranty. This instrument supplements and does not replace the guaranty of Guarantor set forth in that certain Amended and Restated Loan Agreement of even date herewith.

26. Ownership. Each individual Guarantor represents and warrants to Lender that it holds title to all of its assets individually, and not pursuant to any trust, family partnership or other type of ownership where any legal or beneficial ownership in such assets is not owned directly by that Guarantor. Notwithstanding the foregoing, Guarantor Klusman states that they hold title to their primary residence located in Phoenix, Arizona in a family trust.

[SIGNATURES ON FOLLOWING PAGES]

[Signature Page to Guaranty]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the year and date first above written.

GUARANTOR:

/s/ Michael Witherill
MICHAEL WITHERILL, spouse of Debbie J. Rasmussen

/s/ Debbie J. Rasmussen
DEBBIE J. RASMUSSEN, spouse of Michael Witherill

 [Signature Page to Guaranty]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the year and date first above written.

GUARANTOR:

/s/ Aaron Klusman
AARON KLUSMAN

/s/ Sarah Klusman
SARAH KLUSMAN

[Signature Page to Guaranty]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the year and date first above written.

GUARANTOR:

ESCONDIDO INNOVATIONS, INC.

By:	/s/ Michael Witherill

Name:	Michael Witherill

Its:	CEO

[End of Instrument]